UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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JPMorgan Trust I

(Name of Registrant as Specified In Its Charter)

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JPMorgan Diversified Real Return Fund

JPMorgan Trust I

270 Park Avenue

New York, NY 10017

April 13, 2016

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the JPMorgan Diversified Real Return Fund (the “Fund”), a series of JPMorgan Trust I (the “Trust”). The Board of Trustees of the Trust has called a special meeting of shareholders of the Trust scheduled for Tuesday, June 21, 2016, at 270 Park Avenue, New York, New York 10017, at 2:00 p.m. Eastern Time (“Meeting”).

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered and acted upon at the Meeting:

(1)	To approve a new investment advisory agreement for the Fund; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the proposal.

Proposal 1 will be voted on by all shareholders of the Fund. Detailed information about the Proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on Tuesday, June 21, 2016. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

1

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Proxy Card or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1 (866) 456 7052. We will get you the answers that you need promptly.

Sincerely,

Robert L. Young

President

JPMorgan Trust I

2

JPMorgan Trust I

JPMorgan Diversified Real Return Fund

270 Park Avenue

New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2016

To the Shareholders:

NOTICE IS HEREBY GIVEN that JPMorgan Trust I (the “Trust”), on behalf of JPMorgan Diversified Real Return Fund (the “Fund”), will hold a special meeting of shareholders at 270 Park Avenue, New York, New York 10017, on Tuesday, June 21, 2016 at 2:00 p.m. Eastern Time (the “Meeting”). Please contact Computershare Fund Services at 1 866 456 7052 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)	To approve a new investment advisory agreement for the Fund; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on March 31, 2016 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 21, 2016.

This proxy statement is available at https://www.proxy-direct.com/jpm-27615.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Frank J. Nasta

Secretary

April 13, 2016

JPMorgan Trust I

JPMorgan Diversified Real Return Fund

270 Park Avenue

New York, NY 10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2016

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF JPMORGAN TRUST I (the “TRUST”), on behalf of JPMorgan Diversified Real Return Fund (the “Fund”), to be voted at a Special Meeting of Shareholders to be held on Tuesday, June 21, 2016, at 270 Park Avenue, New York, New York 10017, at 2:00 p.m. Eastern time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about April 13, 2016.

The following proposals will be considered and acted upon at the Meeting:

PROPOSAL

(1)	To approve a new investment advisory agreement for the Fund.

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on March 31, 2016 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting for purposes of the proposals.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this proxy statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The Fund’s most recent annual report, including financial statements, for the Fund’s most recent fiscal year has been mailed previously to shareholders. If you would like to receive additional copies of the Fund’s most recent annual report free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, PO. Box 8528, Boston MA 02261-8528 or by calling toll-free at 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report and semi-annual report for any J.P. Morgan Fund by visiting www.jpmorganfunds.com.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE JPMORGAN DIVERSIFIED REAL RETURN FUND

Proposal Overview and Board Recommendation

Overview

At meetings of the Board on February 22-24, 2016 (the “Board Meetings”), the Board approved changes to the Fund’s investment strategies and increases in the Fund’s expense caps subject to approval of a new investment advisory agreement between the Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), and the Trust, on behalf of the Fund. Currently, the Fund operates as a “fund-of-funds” (the “Current Strategy”) and seeks to meet its objectives by investing in other J.P. Morgan Funds and to a lesser extent, exchange traded funds (the “Underlying Funds”). Under the proposed changes, the Fund would change its strategy from a “fund-of-funds” strategy to one that invests directly in securities and other investments by allocating its assets to sleeves managed by various portfolio management teams within JPMIM (the “Proposed New Strategy”).

In connection with the investment strategy changes, JPMIM has proposed and the Board has approved a new investment advisory agreement between the Trust, on behalf of the Fund, and JPMIM, which includes an increase in the investment advisory fee payable to JPMIM (the “New Advisory Agreement”). The Proposed New Strategy will result in an increase of the Fund’s gross expenses as a result of the higher investment advisory fee, higher custody fees associated with direct investments, and additional expenses associated with the operation of the Cayman subsidiary as described below to hold certain direct investments of the Fund. Although the New Advisory Agreement includes a higher investment advisory fee and the Fund’s gross expenses and expense caps will increase in connection with the Proposed New Strategy, these increases will be offset to a significant extent by the elimination of many of the indirect fees and expenses associated with investments in the Underlying Funds in the fund-of-funds structure under the Current Strategy. See “Annual Fund Operating Expenses” below. The New Advisory Agreement also includes a provision reflecting that shareholders of the Fund are not third party beneficiaries of the New Advisory Agreement. If the New Advisory Agreement is approved by shareholders, the New Advisory Agreement, including the new investment advisory fee, would become effective on the later of: (1) July 1, 2016 or (2) the date that such New Advisory Agreement is approved by shareholders.

The Fund’s investment objective would remain the same and, as a result, the Fund will continue to seek to maximize long-term real return. However, the Fund would have greater flexibility to invest in a broader array of investment options to meet its objective as a result of its strategy to invest directly in securities and other investments. In addition, the Fund would invest in asset classes that have exposure to the broad equity, fixed income and alternative markets in addition to inflation-sensitive asset classes currently used in the Fund. Under the Proposed New Strategy, the Fund would be permitted to invest up to 25% of its assets in a Cayman Islands subsidiary (the “Subsidiary”) that invests in commodity-related securities and CPI swaps and certain other alternative markets as part of the Fund’s inflation-managed strategy. As reflected in “Annual Fund Operating Expenses” below, certain fees and expenses of the Subsidiary will be waived and/or reimbursed as the Expense Limitation Agreement applies to fees and expenses of the Subsidiary (other than Acquired Fund Fees and certain other fees and expenses incurred by the Subsidiary). Although the Proposed New Strategy would allow the Fund to invest in other funds and ETFs (particularly as the Fund transitions from its Current Strategy to the Proposed New Strategy), the Fund’s use of direct investments in securities and other instruments, as well as the use of the Subsidiary, would provide the Fund with greater flexibility and access to investments that have the potential to maximize the Fund’s long-term real return.

Current Strategy

Under the Fund’s Current Strategy, it is anticipated that approximately 60% of the Fund’s assets will be invested in fixed income funds that invest in inflation-protected securities such as TIPS or that utilize strategies such as combining a core portfolio of fixed income securities with swaps that are based on the non-seasonally adjusted Consumer Price Index for all Urban Consumers (CPI-U) to create the equivalent of a portfolio of inflation-protected fixed income securities. Such fixed income funds also include funds that invest in below investment grade securities and loan assignments and participations (“Loans”). Under the Current Strategy, approximately 25% of the Fund’s assets are expected to have exposure to equity funds or ETNs that invest in securities of REITs or real estate related-securities, natural resources, and infrastructure. The Fund is also anticipated to invest approximately 10% of its assets in Underlying Funds or ETNs that have exposure to commodities, and 5% in cash and cash equivalents under the Current Strategy.

The types of investments and anticipated percentages of the Fund’s assets that the Fund expects to allocate to Underlying Funds under the Current Strategy are further described below:

Fixed Income Funds that invest in inflation protected securities or portfolios	Approximately 60%
Equity Funds or ETNs that invest in REITs, real estate related securities, natural resources and infrastructure	Approximately 25%
Underlying Funds or ETNs that have exposure to commodities	Approximately 10%
Cash and Cash Equivalents	Approximately 5%

Proposed New Strategy

Under the Proposed New Strategy, JPMIM would use a flexible asset allocation approach in constructing the Fund’s portfolio within ranges across broad asset classes, as set forth below:

Global Equity	10-60%
Commodities & Alternatives	0-50%
Fixed Income & Cash Equivalents	10-80%

To increase flexibility, the Fund would have the ability to invest in a broader array of equity securities. Under the Current Strategy, the range of equity investments in which the Fund may invest is limited to Underlying Funds that invest in commodities, REITs, natural resources and infrastructure-related equities as well as a small allocation to direct investments in agriculture and agricultural-related securities. Under the Proposed New Strategy, the Fund would invest in global equities across developed and emerging markets and the Fund would treat commodities and alternatives as a separate allocation from equities. Commodities and alternatives may include preferred equities and convertible bonds. The Fund also intends to utilize CPI swaps to provide a portfolio-level inflation hedge.

In addition, the Fund will also have greater flexibility to allocate its investments across a broader array of fixed income strategies and sectors under the Proposed New Strategy. Under the Current Strategy, the Fund focuses on Underlying Funds that use inflation sensitive securities as well as Underlying Funds that have significant exposure to below investment grade securities (“junk bonds” or “high yield”) and Loans. Under the Proposed New Strategy, the Fund will have the ability to access a broader array of fixed income sectors such as asset-backed and mortgage-backed securities, as well as the existing high yield and Loan sectors and strategies used by the Fund. While the Fund will have the flexibility to invest in Underlying Funds as part of its principal investment strategy, particularly as it repositions from a fund-of-funds structure to the Proposed New Strategy, the Fund will focus on direct investments under the Proposed New Strategy.

While the Adviser and the Board believe that the Proposed New Strategy is in the best interest of shareholders, the Fund’s risk exposure may be increased as a result of the Proposed New Strategy. The Fund’s main risks as described in the Fund’s prospectuses currently include General Market Risk, Investment Company and ETF Risk, Strategy Risk, Commodity Risk, Natural Resources Risk, Securities of Real Estate Companies and REITs Risk, Infrastructure Risk, Foreign Securities and Emerging Markets Risk, Income Securities Risk, Equities Securities Risk, Derivatives Risk, High Yield Securities and Loan Risk, Exchange Traded Notes Risk, and Transactions Risk. The Fund’s exposure to such risks may be increased due to the Fund’s direct use of investments that were previously accessed via investment in Underlying Funds as well as direct investments in additional types of securities and investments that are more sensitive to such risks or that are subject to additional risks.

In addition, under the Proposed New Strategy, the Fund would also be indirectly exposed to the risks associated with the Subsidiary’s investments including tax risks, commodities risks and derivatives risks. As the Fund transitions from its Current Strategy to its Proposed New Strategy, it is anticipated that the Fund would likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. Shareholders will indirectly bear the costs associated with higher portfolio turnover as the Fund transitions from a fund-of-funds structure to the Proposed New Strategy.

Nonetheless, the Adviser believes and the Board agrees that the Proposed New Strategy would benefit the shareholders. Although the Fund would no longer be operated as a fund-of-funds, the Fund would continue to have access to the skill and expertise of the portfolio management teams within JPMIM who manage the Underlying Funds that are J.P. Morgan Funds currently utilized under the Current Strategy. Under the Proposed New Strategy, JPMIM would allocate the assets of the Fund to JPMIM portfolio management teams to manage sleeves of the Fund that invest directly in securities and other investments. Unlike the Underlying Funds in which the Fund currently invests, such sleeves would be invested specifically for the Fund. The Adviser also believes and the Board also agrees that the Proposed New Strategy, including its flexible asset allocation strategy and direct investments in securities and other investments, would provide shareholders with a greater diversity of investment options and greater ability to meet the Fund’s objective of long-term real return.

The Fund’s use of direct investments under the Proposed New Strategy, when compared to the fund-of-funds structure of the Current Strategy, would result in a significant amount of time, oversight, and attention that will be required by the Adviser’s investment professionals, including portfolio managers, research analysts, risk management and compliance. The Adviser recommended to the Board that it approve requesting shareholder approval of the New Advisory Agreement because the increased investment advisory fee is necessary to compensate the Adviser for the additional services provided by the Adviser in connection with managing the Fund under the Proposed New Strategy.

The Board approved the investment strategy changes and increased expense caps subject to approval of the New Advisory Agreement by shareholders. The Board is calling the Meeting to submit the Proposal to shareholders. The Proposal involves the approval of a New Advisory Agreement including an increase in the investment advisory fee paid by the Fund to the Adviser. If shareholders approve the Proposal, the New Advisory Agreement will replace the Current Advisory Agreement (as defined below) and the investment advisory fee paid to the Adviser will increase. A copy of the New Advisory Agreement, including the fee schedule, is attached as Exhibit A hereto.

In the event shareholders do not approve the New Advisory Agreement, the Proposed New Strategy of the Fund and investment advisory fee and expense caps would not change, and the Fund will continue to operate as a “fund-of-funds” in accordance with its Current Strategy and under the Current Advisory Agreement (as defined below). In addition, the Adviser and the Board will evaluate other alternatives, including liquidation of the Fund.

Current and New Advisory Agreements

JPMIM serves as investment adviser to the Fund under an investment advisory agreement effective as of March 31, 2011 (the “Current Advisory Agreement”). The Current Advisory Agreement was approved by the initial shareholders of the Fund at its inception on March 31, 2011 and was most recently renewed by the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Current Advisory Agreement or any of their affiliates (“Independent Trustees”), at a Board meeting held for that purpose on August 19, 2015.

Except for differences in the effective and renewal dates, the advisory fee rate, and the third party beneficiary provision described below, the Current and New Advisory Agreements are substantially identical. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A.

Pursuant to both the Current Advisory Agreement and the New Advisory Agreement (collectively, the “Advisory Agreements”), JPMIM, subject to the supervision of the Fund’s Board and in accordance with the Fund’s investment objective and policies, furnishes a continuous investment program for the Fund and determines what investments or securities will be purchased, retained, or sold by the Fund, as well as what portion of the assets will be invested or held uninvested as cash. Under both Advisory Agreements, the Adviser pays all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

Under the Current Advisory Agreement, the Adviser is entitled to a fee at an annual rate of 0.10% of the Fund’s average daily net assets reflecting the Fund’s Current Strategy as a “fund-of-funds.” Under the New Advisory Agreement, the Advisory fee is increased to 0.50% reflecting the additional responsibilities under the Proposed New Strategy. Under both Advisory Agreements, the investment advisory fee is calculated daily and payable monthly.

The New Advisory Agreement includes a proposed new provision that provides that there are no third party beneficiaries to the Agreement. The purpose of the proposed new provision is to clarify that shareholders are not parties to, or intended third party beneficiaries of, the New Advisory Agreement. A recent court decision has created ambiguity relating to the rights provided under investment advisory agreements and the proposed change is intended to clarify that the New Advisory Agreement is a contract between the Fund and the Adviser and that it does not create any contractual obligations between the Fund and its shareholders. The proposed new provision in the New Advisory Agreement does not impact the shareholders’ current rights under the Fund’s governing documents, Delaware law and/or federal law.

The Advisory Agreements both provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Advisory Agreements, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The initial term of the New Advisory Agreement expires on October 31, 2017. Both Advisory Agreements are renewable annually after their initial term by the Board including the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

Both Advisory Agreements terminate automatically in the event of an “assignment” (as defined in the 1940 Act) and may be terminated without penalty at any time by majority vote of the entire Board, or by vote of the holders of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the

Fund, on 60 days’ written notice to JPMIM, or by JPMIM on 90 days’ written notice to the Trust.

Information on Fund Fees and Expenses

Under the Current Advisory Agreement, the Fund pays the Adviser a fee at an annual rate of 0.10% of the Fund’s average daily net assets. The fee is computed daily and payable monthly. Since the Fund operates as a “fund-of-funds” under the Current Strategy, the Fund also indirectly pays investment management fees on its investments in each Underlying Fund in which the Fund invests. Certain Underlying Funds are J.P. Morgan Funds (“Underlying JPMorgan Funds”) for which JPMIM receives an investment advisory fee and for which affiliates of JPMIM receive fees.

Under the New Advisory Agreement, the Fund would pay the Adviser a fee at an annual rate of 0.50% of the Fund’s average daily net assets. The fee would be computed daily and payable monthly. Although the Fund would not operates as a “fund-of-funds” under the Proposed New Strategy, the Fund may, from time to time, allocate some of its investments to Underlying Funds, particularly as it transitions to direct investments. However, the Fund anticipates that there would be a significant reduction in Acquired Fund Fees due to the strategy change.

The following table compares the Fund’s investment advisory fee as calculated under the terms of the Current Advisory Agreement for the fiscal year ended August 31, 2015 to the investment advisory fee the Fund would have incurred if the New Advisory Agreement had been in effect during the same period. The investment advisory fees are expressed in dollars and as percentages of the Fund’s average daily net assets.

Current Advisory Agreement*(1)	New Advisory Agreement*(2)	Difference
0.10%	0.50%	0.40% (40 basis points) - 500% increase
$54,329	$271,645	$217,316 - 500% increase

*	Percentages expressed by reference to average daily net assets.
(1)

Under the Current Strategy, JPMIM also received investment advisory fees of $183,415, which would amount to 0.34% of the Fund’s average daily net assets, for managing the Underlying JPMorgan Funds in which the Fund invests. The Fund does not directly pay those fees to JPMIM, but, rather the fees are paid by the Underlying JPMorgan Funds for which JPMIM serves as investment adviser.

(2)

Under the Proposed New Strategy, JPMIM also would have received investment advisory fees of $19,872, which would amount to 0.04% of the Fund’s average daily net assets, for managing the Underlying JPMorgan

Funds in which the Fund invests. The Fund does not directly pay those fees to JPMIM, but, rather the fees are paid by the Underlying JPMorgan Funds for which JPMIM serves as investment adviser.

In addition to the foregoing, Fund’s expense caps will increase through an amendment and restatement of the expense limitation agreement as follows:

Share Class	Current Expense Cap	New Expense Cap
Class A	0.61%	1.00%
Class C	1.11%	1.50%
Select Class	0.36%	0.75%
Class R2	0.86%	1.30%
Class R5	0.26%	0.65%

While the new caps under the proposed changes to the expense limitation agreement would be higher, the decrease in the Acquired Fund Fees and Expenses, would result in an estimated 0.05% decrease in the net expense ratio for each share class (except for Class R2 shares, which JPMIM estimates will have the same net expense ratio if the New Advisory Agreement is approved).

Finally, the Fund is anticipated to have higher portfolio turnover as it transitions to the Proposed New Strategy. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

The table below sets forth the current and proposed fees and expenses and reflects the impact of the Proposal on the Fund’s total operating expenses. The fee table compares the Fund’s expenses for the fiscal year ended August 31, 2015 to the Fund’s pro forma expenses, assuming the Proposal had been approved by the Fund’s shareholders at the beginning of the previous fiscal year. As noted above, although the fee tables show an increase in the investment advisory fee from 0.10% to 0.50%, the increase would be offset to a significant extent by the elimination of a significant portion of the fees and expenses associated with investments in the Underlying Funds in the current fund-of-funds strategy and the extension of a contractual management fee waiver through at least December 31, 2018.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Class A

	Current Expenses		Pro Forma Expenses
Management Fee	0.10%		0.50%
Distribution (Rule 12b-1) Fee	0.25%		0.25%
Other Expenses	0.95%		1.63%[2]
Shareholder Service Fees	0.	25%	0.	25%
Remainder of Other Expenses	0.	70%	1.	38%
Acquired Fund Fees and Expenses	0.55%		0.11%[3]
Total Annual Fund Operating Expenses	1.85%		2.49%
Fee Waiver and/or Expense Reimbursement	(0.69%)		(1.38%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.16%[1]		1.11%[4]

Class C

	Current Expenses		Pro Forma Expenses
Management Fee	0.10%		0.50%
Distribution (Rule 12b-1) Fee	0.75%		0.75%
Other Expenses	0.98%		1.61%[2]
Shareholder Service Fees	0.	25%	0.	25%
Remainder of Other Expenses	0.	73%	1.	36%
Acquired Fund Fees and Expenses	0.55%		0.11%[3]
Total Annual Fund Operating Expenses	2.38%		2.97%
Fee Waiver and/or Expense Reimbursement	(0.72%)		(1.36%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.66%[1]		1.61%[4]

Select Class

	Current Expenses		Pro Forma Expenses
Management Fee	0.10%		0.50%
Distribution (Rule 12b-1) Fee	0.00%		0.00%
Other Expenses	0.83%		1.43%[2]
Shareholder Service Fees	0.	25%	0.	25%
Remainder of Other Expenses	0.	58%	1.	18%
Acquired Fund Fees and Expenses	0.55%		0.11%[3]
Total Annual Fund Operating Expenses	1.48%		2.04%
Fee Waiver and/or Expense Reimbursement	(0.57%)		(1.18%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.91%[1]		0.86%[4]

Class R2

	Current Expenses		Pro Forma Expenses
Management Fee	0.10%		0.50%
Distribution (Rule 12b-1) Fee	0.50%		0.50%
Other Expenses	0.97%		1.79%[2]
Shareholder Service Fees	0.	25%	0.	25%
Remainder of Other Expenses	0.	72%	1.	54%
Acquired Fund Fees and Expenses	0.55%		0.11%[3]
Total Annual Fund Operating Expenses	2.12%		2.90%
Fee Waiver and/or Expense Reimbursement	(0.71%)		(1.49%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.41%[1]		1.41%[4]

Class R5

	Current Expenses		Pro Forma Expenses
Management Fee	0.10%		0.50%
Distribution (Rule 12b-1) Fee	0.00%		0.00%
Other Expenses	0.63%		1.27%[2]
Shareholder Service Fees	0.	05%	0.	05%
Remainder of Other Expenses	0.	59%	1.	22%
Acquired Fund Fees and Expenses	0.55%		0.11%[3]
Total Annual Fund Operating Expenses	1.28%		1.88%
Fee Waiver and/or Expense Reimbursement	(0.47%)		(1.12%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.81%[1]		0.76%[4]

1.	The Adviser or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales (beginning January 1, 2016), interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.61%, 1.11%, 0.36%, 0.86%, and 0.26% of the average daily net assets of Class A, Class C, Select Class, Class R2 and Class R5 Shares respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliate money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/16, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

2.	“Other Expenses” are based on estimated amounts for the current fiscal year. Includes the advisory fee paid by the Subsidiary to its adviser and other estimated expenses of the Subsidiary (excluding Acquired Fund Fees and Expenses).
3.	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on estimated amounts for the current fiscal year.
4.	The Adviser or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses, inclusive of the Subsidiary (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 1.50%, 0.75%, 1.30%, and 0.65% of the average daily net assets of Class A, Class C, Select Class, Class R2, and Class R5 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliate money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 12/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

The following table shows expense example. The expense example shows the cost of investing in the Fund under the Current Advisory Agreement as well as the estimated costs if the New Advisory Agreement is approved. This example can help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that the Fund’s total operating expenses are equal to the total annual fund operating expenses after fee waivers and expenses reimbursements shown in the expense table above through 12/31/16 for Current Expenses and from 7/1/16 through 12/31/18 for Pro Forma Expenses. Your actual costs may be higher or lower. The example is for comparative purposes only and does not represent the Fund’s actual or future expenses or performance.

If you sell your shares, your cost would be:

Example	1 Year	3 Years	5 Years	10 Years
Class A – Current Expenses	$563	$941	$1,344	$2,468
Class A – Pro Forma Expenses	560	863	1,407	2,895
Class C – Current Expenses	269	674	1,205	2,661
Class C – Pro Forma Expenses	262	582	1,249	3,038
Select Class – Current Expenses	93	412	754	1,720
Select Class – Pro Forma Expenses	88	340	813	2,126
Class R2 – Current Expenses	144	595	1,074	2,396
Class R2 – Pro Forma Expenses	144	528	1,183	2,945
Class R5 – Current Expenses	83	359	657	1,504
Class R5 – Pro Forma Expenses	78	306	744	1,966

If you do not sell your shares, your cost would be:

Example	1 Year	3 Years	5 Years	10 Years
Class A – Current Expenses	$563	$941	$1,344	$2,468
Class A – Pro Forma Expenses	560	863	1,407	2,895
Class C – Current Expenses	169	674	1,205	2,661
Class C – Pro Forma Expenses	164	582	1,249	3,038
Select Class – Current Expenses	93	412	754	1,720
Select Class – Pro Forma Expenses	88	340	813	2,126
Class R2 – Current Expenses	144	595	1,074	2,396
Class R2 – Pro Forma Expenses	144	528	1,183	2,945
Class R5 – Current Expenses	83	359	657	1,504
Class R5 – Pro Forma Expenses	78	306	744	1,966

Other Fee Payments

The following table sets forth the net fees (after any waivers) paid by the Fund to JPMIM and its affiliates during the fiscal year ended August 31, 2015 for services provided to the Fund (other than for investment advisory services or for brokerage commissions). Each of the services for which these payments were made will continue to be provided to the Fund by JPMIM’s affiliates if shareholders approve the New Advisory Agreement.

Administration and Administrative Services Fees to JPMorgan Funds Management, Inc. (now known as J.P. Morgan Investment Management Inc.)	Distribution Fees to JPMorgan Distribution Services, Inc. – Class A	Distribution Fees to JPMorgan Distribution Services, Inc. – Class C	Distribution Fees to JPMorgan Distribution Services, Inc. – Class R2	Compensation to JPMorgan Distribution Services, Inc.
$0	$4,978	$3,366	$668	$9,690

Shareholder Services Fees to JPMorgan Distribution Services, Inc. – Class A	Shareholder Services Fees to JPMorgan Distribution Services, Inc. – Class C	Shareholder Services Fees to JPMorgan Distribution Services, Inc. – Select Class	Shareholder Services Fees to JPMorgan Distribution Services, Inc. – Class R2	Shareholder Services Fees to JPMorgan Distribution Services, Inc. – Class R5
$708	$113	$15,693	$73	$1,346

Consideration by the Board of Trustees

The Board has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of amendments to and new advisory agreements for the J.P. Morgan Funds. At their February 2016 in-person meeting, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreement.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and referred to a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the approval of the New Advisory Agreement (subject to further approval by the Fund’s shareholders) was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the Proposed New Strategy for the Fund and the experience of the portfolio management teams responsible for investing investment sleeves under the Proposed New Strategy including experience gained from managing Underlying JPMorgan Funds currently used by the Fund. The Trustees also considered the additional responsibilities of the Adviser under the Proposed New Strategy including the amount of time, oversight, and attention that will be required by the Adviser’s investment professionals, including portfolio managers, research analysts, risk management and compliance under the Proposed New Strategy as compared to the Fund’s fund of funds structure under the Current Strategy.

The Trustees also considered the infrastructure supporting the portfolio management team as well as information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) (now known as JPMIM) and JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

While information concerning the profitability to the Adviser and its affiliates with respect to the Proposed New Strategy is not available as the Proposed New Strategy has not been implemented, the Trustees received and considered information regarding the profitability to the Adviser in providing services to the Fund and Underlying JPMorgan Funds in considering the renewal of the Current Agreement. The Trustees considered this information in the context of approving the New Advisory Agreement given the involvement of the portfolio management teams that manage the Underlying JPMorgan Funds in making direct investments under the Proposed New Strategy and in managing Underlying JPMorgan Funds in which the Fund may still invest. The Trustees recognized that this data was not audited and represented the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying JPMorgan Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it was difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on the review performed in consideration of the renewal of the Current Agreement, the Trustees concluded that the projected profitability to the Adviser under the New Advisory Agreement would not be unreasonable in light of the anticipated services and benefits provided to the Fund and Underlying JPMorgan Funds.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund will benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund will generally benefit from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints to the New Advisory Agreement and the Trustees concluded that with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund including the increase in the expense caps and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of “a majority of the outstanding securities” means the vote (i) of 67% or more of the shares present at the meeting, if the holders of more than

50% of the shares are present or represented by proxy, or (ii) of more than 50% of the shares, whichever is less. Abstentions and broker non-votes (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and, for purposes of clause (i) above, will have the same effect as votes cast against the proposal. With respect to the Proposal, broker-dealer firms will not be permitted to grant voting authority without shareholder instructions with respect to the Proposal. Shareholders of the Fund are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

If shareholders of the Fund approve the New Advisory Agreement, it will become effective on the later of: (1) July 1, 2016 and (2) the date shareholders approve the New Advisory Agreement. If shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect until terminated in accordance with its terms and the Board will consider whether to pursue alternative action, including liquidation of the Fund. In addition, in the event shareholders do not approve the New Advisory Agreement, the investment strategy of the Fund and investment advisory fee and expense caps would not change and the Fund will continue to operate as a “fund-of-funds” structure in accordance with its Current Strategy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL

ADDITIONAL INFORMATION ABOUT THE ADVISER

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017, makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers this Fund’s investment program. In addition, JPMIM serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of December 31, 2015, JPMIM, an indirect wholly owned subsidiary of JPMorgan Chase & Co., managed over $903 billion in assets.

The following table identifies the name, title and principal occupation of the principal executive officers and each member of the Board of Directors of JPMIM. The address of each Director and Officer is 270 Park Avenue, New York, New York 10017 except as indicated below:

Name and Address	Title	Principal Occupation
Andrew Powell	Director	Managing Director, Global Head, Business Management, Global Investment Management

Craig M. Sullivan	Director, Treasurer & Chief Financial Officer	Managing Director, Chief Financial Officer, Global Investment Management

George C. W. Gatch	Director, Chairman of the Board	Managing Director, Global Head of Distribution

Jedediah I. M. Laskowitz	Director	Managing Director Global Product Head, GIM Solutions

John T. Donohue	Director, President, & Chief Executive Officer	Managing Director, Global Product Head, Liquidity

Joseph K. Azelby	Director	Managing Director, Global Product Head, Real Estate and Hedge Funds

Joy C. Dowd 277 Park Avenue New York, NY 10172	Director	Managing Director, Control Officer for Global Investment Management

Lawrence M. Unrein 320 Park Avenue New York, NY 10022	Director	Managing Director, Global Product Head, Private Equity and Hedge Funds

Mike John O’Brien 60 Victoria Embankment London, UK	Director	Managing Director, Global Product Head, GIM Solutions

Paul A. Quinsee	Director	Managing Director, Investment Team Head – U.S. Equities

Name and Address	Title	Principal Occupation
Robert C. Michele	Director	Managing Director, Global Product Head – Fixed Income

Robert L. Young 1111 Polaris Parkway Columbus, OH 43240	Director	Managing Director, Head of Client Service, Funds Management

Scott E. Richter 1111 Polaris Parkway Columbus, OH 43240	Secretary	Managing Director, Associate General Counsel, Attorney

Gary C Krivo	Chief Risk Officer	Managing Director, Chief Risk Officer

Mark Egert	Chief Compliance Officer	Executive Director, Compliance Director

No trustee of the Fund is a Director, officer, employee or shareholder of JPMIM. Robert Young, President of the Fund is also a Chief Operating Officer and Director of JPMIM and the remaining officers listed on Exhibit B are officers and/or employees of JPMIM’s parent company JPMorgan Chase & Co. or one of its affiliates.

JPMIM acts as investment adviser to the following investment companies that have a similar investment objective as the Fund:

Fund	Net Assets as of December 31, 2015	Investment Advisory Fee Rate	Expense Limitation
JPMorgan Inflation Managed Bond Fund	$1,644,050,409	0.35%	Class A: 0.75% Class C: 1.40% Select Class: 0.60% Class R2: 1.00% Class R5: 0.55% Class R6: 0.50%

GENERAL INFORMATION ABOUT THE FUND

Management and Other Service Providers

The Fund is a series of JPMorgan Trust I. Exhibit B sets forth information concerning the current executive officers of the Trust. In addition, set forth below is a description of the current service providers of the Fund.

Distributor

JPMDS, 460 Polaris Parkway, Westerville, Ohio 43082, serves as distributor to the Fund pursuant to a Distribution Agreement dated as of February 19, 2005. JPMDS is an affiliate of JPMIM and a direct wholly-owned subsidiary of JPMorgan Chase & Co.

Administrator

JPMIM, 460 Polaris Parkway, Westerville, Ohio 43082 serves as administrator for the Trust. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. JPMFM was an affiliate of JPMIM and an indirect wholly-owned subsidiary of JPMorgan Chase & Co. Effective April 1, 2016, JPMFM merged with and into JPMIM.

Portfolio Transactions and Brokerage

For the fiscal year ended August 31, 2015, the Fund did not pay brokerage commissions to any affiliated broker-dealers.

Purchases or Sales of Securities of the Adviser

Since the beginning of the most recently completed fiscal year, no trustee of the Fund has made any purchases or sales of securities of JPMIM or any of its affiliates.

No Other Matters

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board

Shareholders wishing to send communications to the Board or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 270 Park Avenue, New York, New York 10017, identifying the correspondence as intended for the Board or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about April 13, 2016. Only shareholders of record as of the close of business on the Record Date, March 31, 2016, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the approval of the New Advisory Agreement. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposals listed above.

Quorum

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of Fund management.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned if the adjourned meeting is held within 60 days from the date of the Meeting. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against Proposal 1, for which the required vote is a majority of the shares outstanding and entitled to vote on the matter. In addition, abstentions will effectively be a vote against adjournment, for which the required vote is a percentage of the shares present and entitled to vote at the Meeting. As described above in the section entitled “Adjournments,” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of J.P. Morgan Funds, JPMIM and their affiliates or by proxy soliciting firms retained by the Fund. The Fund has retained Computershare Fund Services (“Computershare”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract, Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. The cost of Computershare’s services is expected to be approximately $1,700. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the shareholder meeting, including expenses related to conducting this proxy and the costs of solicitation, will be borne by JPMIM.

As the meeting date approaches, shareholders of the Fund may receive a call from a representative of JPMIM or Computershare if the Fund has not yet received their vote. Authorization to permit JPMIM or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM or Computershare representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM or Computershare by the Fund, JPMIM or Computershare representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM or Computershare, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. JPMIM or Computershare will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or Computershare will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

The chart below lists the number of shares of the Fund that are outstanding as of the close of business on the Record Date:

Share Class	Number of Shares
Class A	214,686.185
Class C	32,910.007
Select Class	1,056,052.703
Class R2	10,759.266
Class R5	2,429,004.927

Exhibit A

JPMORGAN TRUST I

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made this              day of                     , 2016 between JPMorgan Trust I, a statutory trust organized under the laws of the State of Delaware (the “Trust”) and J.P. Morgan Investment Management Inc., a Delaware corporation (the “Adviser”). This Agreement shall be effective as of                     , 2016.

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the series of the Trust set forth in Schedule A (each, a “Fund”) as agreed to from time to time between the Trust and the Adviser, and the Adviser is willing to render such services;

NOW, THEREFORE, W I T N E S S E T H: that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Subject to the general supervision of the Trustees of the Trust, the Adviser shall manage the investment operations of each Fund and the composition of the Fund’s holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund’s investment objectives and policies as stated in the Trust’s registration statement on Form N-1A, as such may be amended from time to time (the “Registration Statement”), with respect to the Fund, under the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to the following understandings:

(a) the Adviser shall furnish a continuous investment program for each Fund and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

(b) the Adviser shall use the same skill and care in the management of each Fund’s investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

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(c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust’s Declaration of Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the “Declaration of Trust”), the Trust’s By-Laws (such By-Laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”) and the Registration Statement and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(d) the Adviser shall determine the securities to be purchased, sold or lent by each Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser shall also determine whether the Fund shall enter into repurchase or reverse repurchase agreements;

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of one of the Funds as well as other customers of the Adviser, including any other of the Funds, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund;

(e) the Adviser shall maintain books and records with respect to each Fund’s securities transactions and shall render to the Trust’s Trustees such periodic and special reports as the Trustees may reasonably request;

(f) it is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Subadviser”), and that any such Subadviser shall have all of the rights and powers of the Adviser set forth in this Agreement as with respect to such Fund; provided, that a Fund shall not pay any additional compensation for the services provided by any Subadviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Subadviser as it is for its own acts and omissions unless otherwise agreed by the parties; and provided further, that the retention of any Subadviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust’s Board of Trustees regarding the performance and

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investment procedures of any Subadviser. In the event that the services of any Subadviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Subadviser and without further shareholder approval to the extent consistent with the 1940 Act. A Subadviser may be an affiliate of the Adviser; and

(g) the investment management services of the Adviser to any of the Funds under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. The Trust has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

a) The Declaration of Trust;

b) The By-Laws;

c) Resolutions of the Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement; and

d) The Trust’s Notification of Registration on Form N-8A and Registration Statement as filed with the Securities and Exchange Commission (the “Commission”).

4. The Adviser shall keep each Fund’s books and records required to be maintained by it pursuant to paragraph 2(e). The Adviser agrees that all records which it maintains for any Fund are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to any Fund by Rule 31a-1 of the Commission under the 1940 Act.

5. The Adviser and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. The Adviser, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law. It is the Adviser’s policy, to the extent

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practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of the Adviser’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

The Adviser, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Adviser and/or JPMorgan Chase. The Adviser and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Adviser is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of the Adviser, or JPMorgan Chase or its clients.

6. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased for a Fund (including taxes and brokerage commissions, if any).

7. For the services provided and the expenses borne pursuant to this Agreement, each Fund will pay to the Adviser as full compensation therefor a fee at an annual rate set forth on Schedule A attached hereto. Such fee will be computed daily and payable as agreed by the Trust and the Adviser, but no more frequently than monthly.

8. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. This Agreement will become effective as to an initial Fund as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until October 31, 2017. Thereafter, if not terminated, this Agreement shall continue in effect as to an initial Fund for successive periods of twelve months each ending on October 31 of each year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. With respect to each new Fund added to the Agreement on or after

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                          2016, each such Fund shall have an initial term of up to two years ending on the date indicated on Schedule A and thereafter, if not terminated, shall continue in effect for successive periods each ending on October 31 of each year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. With respect to all Funds, however, this Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Trust. The termination of this Agreement with respect to one Fund shall not result in the termination of this Agreement with respect to any other Fund. This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

10. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Funds.

11. This Agreement may be amended, with respect to any Fund, by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

12. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 270 Park Avenue, New York, New York 10017, Attention: J.P. Morgan Investment Management Inc., or at such other address or to such other individual as shall be specified by the Adviser to the Trust. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to the JPMorgan Trust I, 270 Park Avenue, New York, New York 10017, Attention: President, with a copy to the Secretary at the same address, or at such other address or to such other individual as shall be specified by the Trust to the Adviser.

13. The Trustees of the Trust have authorized the execution of this Agreement in their capacity as Trustees and not individually, and the Adviser agrees that neither the Trustees nor any officer or employee of the Trust nor any Fund’s investors nor any representative or agent of the Trust or of the Fund(s) shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Trust or the Fund(s), that such Trustees, officers, employees, investors, representatives

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and agents shall not be personally liable hereunder, and that it shall look solely to the trust property for the satisfaction of any claim hereunder.

14. There are no third party beneficiaries to this Agreement.

15. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first listed above.

JPMORGAN TRUST I

By:
Name:
Title:

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:
Name:
Title:

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Schedule A

to

Investment Advisory Agreement

of

JPMorgan Trust I

Advisory Fee Rates

Name	Fee Rate
JPMorgan Diversified Real Return Fund*	0.50%

*	Initial term continues until October 31, 2017.

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EXHIBIT B

CURRENT EXECUTIVE OFFICERS OF THE TRUST

The names of the officers of the Fund, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The Officers of the Trust receive no direct remuneration from the Fund except the Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMIM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Robert L. Young[1] (1963)	President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc. and formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

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Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Laura Del Prato (1964)	Treasurer and Principal Financial Officer	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964)	Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

2

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Elizabeth A. Davin[1] (1964)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio[1] (1962)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975)	Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980)	Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

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Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Gregory S. Samuels (1980)	Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley[3] (1971)	Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970)	Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February; Vice President, JPMorgan Funds Management, Inc. from August 2010 to February .

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Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Julie A. Roach (1971)[2]	Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007–2009).

[1]	Address is 1111 Polaris Parkway, Columbus, OH 43240
[2]	Address is 460 Polaris Parkway, Westerville, OH 43082 until April 18, 2016. Effective April 18, 2016, address is 1111 Polaris Parkway, Columbus, OH 43240.
[3]	Address is 4 New York Plaza, New York, NY 10004

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EXHIBIT C

PRINCIPAL SHAREHOLDERS OF THE FUND

As of March 31, 2016, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the Fund. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Shareholders indicated with an (**) below holding greater than 25% or more of the Fund are “controlling persons” under the 1940 Act.

Fund/Share Classes	Shareholder/Address	Percentage Held

DIVERSIFIED REAL RETURN FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC** SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	31.16%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	7.30%

	PIMS/PRUDENTIAL RETIREMENT** AS NOMINEE FOR THE TTEE/CUST PL 767 VIRTUOSO, LTD 401(K) 505 MAIN ST STE 500 FT WORTH TX 76102-5456	47.51%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.18%

	MORGAN STANLEY SMITH BARNEY** HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	49.48%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.26%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.64%

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Fund/Share Classes	Shareholder/Address	Percentage Held

CLASS R2 SHARES	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.60%

	JP MORGAN INVESTMENT MGMT* ATTN CLIENT SERVICES OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	13.11%

	MLPF&S FOR THE SOLE BENEFIT OF** ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	78.28%

CLASS R5 SHARES	NFS LLC FBO** FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	54.47%

	PRUDENTIAL BANK & TRUST FSB TTEE STATE OF HAWAII 280 TRUMBULL STREET HARTFORD CT 06103-3509	17.53%

	STATE STREET BANK AND TRUST FBO STARWOOD HOTELS AND RESORTS WORLDWIDE 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	5.42%

	STATE STREET BANK & TRUST FBO IKON OFFICE SOLUTIONS INC RETIREMENT SAVINGS PLAN 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	7.54%

SELECT CLASS SHARES	JPMIM AS AGENT FOR*,** WEILL CORNELL MEDICAL BENEFITS TRUST DIVERSIFIED ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-2470 NEWARK DE 19713-2105	74.61%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	21.28%

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on June 21, 2016

Please detach at perforation before mailing.

PROXY	JPMORGAN DIVERSIFIED REAL RETURN FUND	PROXY
JPMORGAN TRUST I
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 21, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholders of JPMorgan Diversified Real Return Fund (the “Fund”), a series of JPMorgan Trust I (the “Trust”), hereby appoints Laura Del Prato, Wendy Setnicka and Matt Plastina, and each of them separately, as proxies for the undersigned, with full power of substitution to each, and hereby authorizes them to represent and to vote, as indicated below, at the Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 270 Park Avenue, New York, NY 10017, on Tuesday, June 21, 2016, at 2:00 p.m., Eastern time and at any adjournment or postponement thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. If you are a joint owner, each owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date	JPM_27615_030216

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of JPMorgan Diversified Real Return Fund to Be Held on June 21, 2016.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/jpm-27615

IF YOU VOTE BY TELEPHONE OR INTERNET,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement for the Fund.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JPM_27615_033116